Exhibit (e.2)

Distribution Agreement

EXHIBIT A

Index Series

iShares, Inc.

iShares Asia/Pacific Dividend 30 Index Fund

iShares Emerging Markets Corporate Bond Fund

iShares Emerging Markets Dividend Index Fund

iShares Emerging Markets High Yield Bond Fund

iShares Emerging Markets Local Currency Bond Fund

iShares Global ex USD High Yield Corporate Bond Fund

iShares Global High Yield Corporate Bond Fund

iShares MSCI All Country World Minimum Volatility Index Fund

iShares MSCI Australia Index Fund

iShares MSCI Austria Investable Market Index Fund

iShares MSCI Belgium Investable Market Index Fund

iShares MSCI Brazil Index Fund

iShares MSCI BRIC Index Fund

iShares MSCI Canada Index Fund

iShares MSCI Chile Investable Market Index Fund

iShares MSCI Emerging Markets Asia Index Fund

iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund

iShares MSCI Emerging Markets Eastern Europe Index Fund

iShares MSCI Emerging Markets EMEA Index Fund

iShares MSCI Emerging Markets Energy Sector Capped Index Fund

iShares MSCI Emerging Markets Growth Index Fund

iShares MSCI Emerging Markets Index Fund

iShares MSCI Emerging Markets Minimum Volatility Index Fund

iShares MSCI Emerging Markets Small Cap Index Fund

iShares MSCI Emerging Markets Value Index Fund

iShares MSCI EMU Index Fund

iShares MSCI France Index Fund

iShares MSCI Frontier 100 Index Fund

iShares MSCI Germany Index Fund

iShares MSCI Global Agriculture Producers Fund

iShares MSCI Global Energy Producers Fund

iShares MSCI Global Gold Miners Fund

iShares MSCI Global Select Metals & Mining Producers Fund

iShares MSCI Global Silver Miners Fund

iShares MSCI Hong Kong Index Fund

iShares MSCI Israel Capped Investable Market Index Fund

iShares MSCI Italy Index Fund

iShares MSCI Japan Index Fund

iShares MSCI Japan Small Cap Index Fund

iShares MSCI Malaysia Index Fund

iShares MSCI Mexico Investable Market Index Fund

iShares MSCI Netherlands Investable Market Index Fund

iShares MSCI Pacific ex-Japan Index Fund

iShares MSCI Singapore Index Fund

iShares MSCI South Africa Index Fund

iShares MSCI South Korea Index Fund

iShares MSCI Spain Index Fund

iShares MSCI Sweden Index Fund

iShares MSCI Switzerland Index Fund

iShares MSCI Taiwan Index Fund

iShares MSCI Thailand Investable Market Index Fund

iShares MSCI Turkey Investable Market Index Fund

iShares MSCI United Kingdom Index Fund

iShares MSCI USA Index Fund

iShares MSCI World Index Fund

Amended and Approved by the Board of Directors of iShares, Inc. on June 20-21, 2012.